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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: April 9, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                 74-1611874
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                         77084
             Houston, Texas                             (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

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ITEM 7.  EXHIBITS


EXHIBIT 99.1        CONTRACT STATUS SUMMARY AT APRIL 9, 2002


ITEM 9.    REGULATION FD DISCLOSURE

     The RICHMOND (a submersible drilling unit located in the United States Gulf of Mexico) has been awarded a contract by El Paso Production Oil & Gas Company to drill one well, plus an option for one additional well. The operating dayrate for the firm well is $18,000, with the well estimated to take 70 to 90 days to complete. This drilling program will commence upon completing (estimated by the end of April 2002) the current dockside maintenance, inspections and painting being performed on the rig.

     The ATWOOD EAGLE continues to work under its one-well program in Sicily which is currently expected to be completed toward the end of April 2002. Upon completion of this commitment, the rig will be immediately moved to a shipyard in Greece to commence its $90 million upgrade.

     The ATWOOD FALCON continues its work in the Philippines, which is now expected to be completed in late April to early May 2002. Upon completion of this commitment, the rig will be moved to Malaysia to commence its firm five-well plus option contract.

     The ATWOOD SOUTHERN CROSS is scheduled to complete its current drilling program in Egypt by the middle of April 2002 and then has a four to five month drilling program in Israel. The Company continues to monitor the ongoing situation in Israel, in particular, and the Middle East, in general for any future developments, which could negatively affect future operations.

     Additional information with respect to the Company's contract status summary at April 9, 2002 is attached hereto as EXHIBIT 99.1, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: April 9, 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

99.1          Contract Status Summary at April 9, 2002





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

                                                                                                       EXHIBIT 99.1
                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                              CONTRACT STATUS SUMMARY
                                                 AT APRIL 9, 2002


NAME OF RIG             LOCATION            CUSTOMER                   CONTRACT STATUS
-----------             --------            --------                   ---------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON           PHILIPPINES         SHELL PHILIPPINES          The rig's current contract terminates upon completion of
                                            EXPLORATION B.V.           the present work in progress, estimated to be in late
                                                                       April to early May 2002.  Immediately upon completion of
                                                                       the current contract, the rig will be moved to Malaysia to commence a drilling program for Sarawak Shell Berhad and
                                                                       Sabah Shell Petroleum Company Ltd. ("Shell").  The
                                                                       drilling contract includes five firm wells plus provides
                                                                       Shell with options to drill five additional wells.

ATWOOD HUNTER           EGYPT               BURULLUS GAS COMPANY       The rig commenced in December 2001 an eleven-well drilling program estimated to take between 280 and 340 days to
                                                                       complete.

ATWOOD EAGLE            MEDITERRANEAN SEA   ENI S.P.A. - AGIP          The rig is drilling a one-well program off the coast of
                                            DIVISION ("AGIP")          Sicily (estimated to be completed by the end of April
                                                                       2002).  An approximate $90 million upgrade of the rig is
                                                                       planned immediately upon the rig completing its current
                                                                       contractual commitment. The upgrade should take
                                                                       approximately six months shipyard time to complete.
                                                                       Contract opportunities to commence following the rig's
                                                                       upgrade are being pursued internationally.  AGIP has an
                                                                       option to drill one additional well at a future date.

SEAHAWK                 MALAYSIA            EXXONMOBIL EXPLORATION &   The rig's current contract terminates in November 2003,
                                            PRODUCTION MALAYSIA, INC.  with an option for the Operator to extend.


ATWOOD SOUTHERN CROSS   MEDITERRANEAN SEA   RASHID PETROLEUM COMPANY   The rig has contractual commitments in Egypt and Israel
                                                                       which should keep the rig employed into the fourth quarter of fiscal 2002.


SEASCOUT                UNITED STATES GULF                             The SEASCOUT was purchased in December 2000 for future
                        OF MEXICO                                      conversion to a tender-assist unit, similar to the
                                                                       SEAHAWK, once an acceptable contract opportunity is
                                                                       secured.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG               MALAYSIA-THAILAND    CARIGALI-TRITON           The rig commenced a drilling program in October 2001 which
                        JOINT DEVELOPMENT    OPERATING COMPANY         could include up to 31 wells (completion of which should
                        AREA                 ("CTOC")                  extend into fiscal 2003).  CTOC has the option of canceling the contract at any time after giving a sixty-day written
                                                                       notice of termination.


ATWOOD BEACON           UNDER CONSTRUCTION                             The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.
SUBMERSIBLE -
-------------
RICHMOND                UNITED STATES GULF   EL PASO PRODUCTION        The drilling unit is  currently at a dockside location
                        OF MEXICO            OIL & GAS                 undergoing some general maintenance, painting and inspections which could take until the end of April 2002 to complete.
                                                                       Upon completion of this scheduled work, the rig will commence drilling a one-well (estimated to take between 70 and 90 days to complete) plus an one-option well program in the US
                                                                       Gulf of Mexico.

MODULAR PLATFORMS -
-------------------
RIG-200                 AUSTRALIA                                      The rig is available for contract since it became idle
                                                                       in June 1999.

                                              MANAGEMENT/LABOR CONTRACTS
                                              --------------------------
GOODWYN 'A' /           AUSTRALIA            WOODSIDE ENERGY LTD.      There is currently an indefinite planned break in drilling
NORTH RANKIN 'A'                                                       activity for the two client-owned rigs.  The Company is
                                                                       involved in maintenance of the two rigs for future drilling programs.

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